Third Quarter 2020 Todd Brice Chief Executive Officer Dave Antolik President Mark Kochvar Chief Financial Officer MEMBERMEMBER FDIC FDIC

Forward Looking Statements and Risk Factors This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; changes in accounting policies, practices, or guidance, for example, our adoption of CECL; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions, including DNB, cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and employees; general economic or business conditions, including the strength of regional economic conditions in our market area; the duration and severity of the corona virus (“COVID-19”) pandemic, both in our principal area of operations and nationally, including the ultimate impact of the pandemic on the economy generally and on our operations; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non- cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward- looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non- GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. MEMBER FDIC 2

Corporate Profile • Headquartered in Indiana, PA • $9.2 billion in assets (as of 09.30.20) • $694 million market cap (as of 09.30.20) • Locations in 5 markets • Stock symbol: STBA Rated highest in customer satisfaction with retail banking in the Mid-Atlantic Region. S&T Bank received the highest score in the Mid-Atlantic Region of the J.D. Power 2020 U.S. Retail Banking Satisfaction Study of customers' satisfaction with their own retail bank. Visit jdpower.com/awards. MEMBER FDIC 3

STBA Investment Thesis STBA Investment Thesis The Right Size • Above peer performance • Big enough to: • Demonstrated expense – Provide full complement of discipline and efficiency products and services • Organic growth – Access technology • Strategic and effective mergers – Access capital markets and expansion – Attract talent • Exposure to five regional – Expand - mergers and markets acquisitions/de novo • Small enough to: – Stay close to our customers – Understand our markets – Be responsive MEMBER FDIC 4

Strategic Goals Strategic Goals • Remain a high performing, independent regional community bank • Follow a disciplined approach focused on organic growth • Continue to enhance our market-based growth platform focused on the unique opportunities in our 5 distinct markets • Continue to improve the effectiveness and efficiency of our lines of business • Build on the S&T brand strength, drive demand, and enhance our digital capabilities • Pursue and integrate M&A opportunities that align with our strategic objectives MEMBER FDIC 5

J.D. Power Award • S&T ranked highest in customer satisfaction with retail banking in the Mid-Atlantic by J.D. Power in the 2020 U.S. Retail Banking Satisfaction Study. • We ranked #1 in the following factors: – Communication and Advice – Convenience – Product and Fees – Channel Activities • For J.D. Power 2020 award information, visit jdpower.com/awards. MEMBER FDIC 6

Third Quarter Highlights                 EPS:                   $ 0.43          • PTPP* 1.61%, $37.5 million                                 • NIM stability   Net Income:           • Mortgage banking $16.7 million               • Moderate ACL build                   • Dividend of $0.28 declared               Returns:             ROA ROE ROTE*     0.72%    5.80%    8.96%                                    Asset         ACL     NCO Provision 1.64% Quality: 0.69%   $17.5 million        ex-PPP* 1.77%                 *Refer to appendix for reconciliation of non-GAAP financial measures MEMBER FDIC 7

Key Metrics 2020 2020 2020 2019 Third Second Second Third Quarter Quarter Quarter Quarter Reported Metrics: Reported Ex-fraud* Net income (loss) $16.7 million ($33.1 million) $13.3 million $26.9 million Diluted earnings (loss) per share $0.43 ($0.85) $0.34 $0.79 Dividends declared per share $0.28 $0.28 $0.27 Book value $29.10 $28.93 $28.69 Tangible book value* $19.40 $19.22 $20.25 Return on average assets 0.72% (1.41)% 0.57% 1.45% Return on average shareholders' equity 5.80% (11.17)% 4.48% 10.97% Return on average tangible shareholders' equity* 8.96% (16.19)% 6.86% 15.69% PTPP* $37.5 million $41.9 million $36.6 million PTPP / average assets* 1.61% 1.79% 1.97 % Efficiency ratio (FTE)* 55.75% 50.51% 50.09% Net interest margin (FTE)* 3.29% 3.31% 3.62%             Credit Metrics: Nonperforming loans / loans 1.13% 1.19% 0.81 % Net loan charge-offs / average loans 0.69% 3.58% 0.49% 0.28 % ACL / total portfolio loans 1.64% 1.52% 1.00 % ACL / total portfolio loans, ex-PPP* 1.77% 1.64 % NA Ex-fraud metrics exclude loss from customer fraud in Q2 2020 *Refer to appendix for reconciliation of non-GAAP financial measures MEMBER FDIC 8

Performance Return on Average Assets Return on Average Equity 1.50% (3) 1.6% 1.45% 15.0% (2) 11.60% 1.4% 1.08% 1.22 9.90%(2) 10.92%(3) 1.2% 8.67% 10.0% 1.0% Peer(1) Peer(1) 0.8% (4) (4) 4.91% 0.63% 5.0% 9.98% 0.6% 1.03% 1.32% 8.37% 0.4% (0.36%) 0.0% 0.2% (0.05%) (3.35%) 0.0% -0.2% (6) (5.0)% (6) 2016 2017 2018 2019 YTD 3Q20 2016 2017 2018 2019 YTD 3Q20 (5) Return on Average Tangible Equity (5) PTPP / Average Assets 20.0% 2.4% 17.14% (3) (2) 15.76% (3) 15.08% 1.89% 1.96% 1.93% 15.0% 13.71% 2.0% 1.74% 1.68% (1) 1.6% 10.0% Peer 7.52%(4) 1.78% (1) 1.2% Peer 12.77% 14.41% 5.0% (0.27%) 0.8% 0.0% 0.4% (4.68%) (5.0)% 0.0% (6) (6) 2016 2017 2018 2019 YTD 3Q20 2016 2017 2018 2019 YTD 3Q20 (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 billion of assets through 2Q20. (2)This is a non-GAAP number that adjusts for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures. (3) This is a non-GAAP number that adjusts for $11.4 million of merger related expenses in 2019. Refer to appendix for reconciliation of non-GAAP financial measures. (4) These are non-GAAP numbers that are adjusted for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme that was discovered during Q2 2020. Refer to appendix for reconciliation of non-GAAP financial measures. (5)Refer to appendix for reconciliation of non-GAAP financial measures. MEMBER FDIC 9 (6) Annualized

Expenses (2) Noninterest Expense / Average Assets Efficiency Ratio 3.0% 65% (1) Peer Peer(1) 2.5% 60% 2.17% (3) 2.10% 2.06% 2.09% 2.01% 2.0% 55% 54.06% 53.97% (3) 51.77% 51.39% 1.5% 50.60% 50% 1.0% 0.5% 45% 0.0% (4) 40% 2016 2017 2018 2019 YTD 3Q20 2016 2017 2018 2019 YTD 3Q20 (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 billion of assets through 2Q20. (2)Refer to appendix for reconciliation of non-GAAP financial measures. (3) This is a non-GAAP number that adjusts for $11.4 million of merger related expenses in 2019. Refer to appendix for reconciliation of these non-GAAP financial measures. (4) Annualized MEMBER FDIC 10

Mergers and Expansion Western PA Central OH Upstate NY Branch opens in Hillard, OH LPO Opens in Pittsburgh, PA Northeast OH LPO Opens in Buffalo, NY Eastern PA March 4, 2019 (LPO 2014) October 31, 2016 LPO opens in Independence, OH May 29, 2019 (LPO 2015) Acquired DNB Financial Corp. August 13, 2018 November 30, 2019 Northeast OH Eastern PA Branch Opens in Cuyahoga Falls, OH LPO Opens in Gr. Berks, PA April 22, 2019 (LPO 2012) November 4, 2019 Total Assets $10,000 $9,500 $9,191 $9,000 $8,765 550 1,138 $8,500 8,641 $8,000 $7,500 $7,252 7,627 $7,060 $7,000 $6,943 in $ (millions) $6,500 $6,000 $5,500 $5,000 $4,500 2016 2017 2018 2019 3Q20 MEMBER FDIC 11 S&T Bank DNB First PPP

Eastern PA Expansion DNB Financial Timeline • June 5, 2019 - S&T & DNB announced merger • November 30, 2019 - Merger is finalized • February 10, 2020 - All systems are converted and DNB starts operating under the name S&T Bank • DNB adds ◦ 14 Branches ◦ $900 million in Loans ◦ $991 million in Deposits S&T Bank (Integrity LPO (2019) 2015) S&T Bank (DNB Financial 2019) MEMBER FDIC 12

Markets S&T Operates in 5 Regional Markets Totals as of 09.30.20 Portfolio Loans - $7,395 Deposits - $7,634 Western PA Western PA Upstate NY 6% $453 50% $3,694 Other 3% $224 65% 9% Upstate NY 0% $33 $4,994 Central OH $625 Central OH 2% $116 Northeast OH 2% $142 7% $539 Northeast OH Eastern PA 28% 28% $2,125 $2,084 Eastern PA MEMBER FDIC 13 Dollars in millions

Loan Mix MEMBER FDIC 14 Dollars in millions

Deposit Mix Amount % of Total DDA $2,233 29 % Money Market 2,034 27 % CDs 1,446 19 % Int Bear DDA 983 13 % Savings 938 12 % Total Deposits $7,634 100 % Amount % of Total Personal $4,218 55 % Business 3,348 44 % Brokered 68 1 % Total $7,634 100 % MEMBER FDIC 15 Dollars in millions

Loan Modifications In response to COVID-19, we offered loan customers needs-based payment deferrals and modifications to interest only periods: June 30, 2020 September 30, 2020 October 31, 2020 Total Mod Mod Total Mod Mod Total Mod Mod % Loan Type Balance Balance % Balance Balance % Balance Balance 6/30/20 6/30/20 9/30/20 9/30/20 9/30/20 10/31/20 CRE $3,346 $993 30% $3,290 $322 10% $3,290 $270 8 % Resi Secured Business* 425 53 13% 427 1 0% 427 0 0 % Construction 459 47 10% 477 2 0% 477 3 1 % C&I 1,593 203 13% 1,493 25 2% 1,493 4 0 % Total Commercial 5,822 1,297 22% 5,687 350 6% 5,687 277 5 % Total Consumer 1,179 69 6% 1,158 0 0% 1,158 0 0 % Total $7,001 $1,365 20% $6,845 $350 5% $6,845 $277 4% *Reported as Consumer Loans Dollars in millions Excludes PPP loans MEMBER FDIC 16

Commercial Loan Modifications Commercial loan modifications have been reduced to $277 million or 5% of the outstanding balance: Total Modified % of Bal Total Modified % of Bal Loan Type Balance Balance Modified Loan Type Balance Balance Modified Other $495 $15 3 % Manufacturing $298 $2 1 % Multi-Family 455 3 1 % Services 257 0 0 % Offices 397 0 0 % Other 154 0 0 % Health Care 364 13 4 % Construction 133 0 0 % Flex/Mixed Use 299 0 0 % Real Estate Rent/Lease 113 2 2 % Manufacturing 242 1 0 % Transportation 117 0 0 % Hotels 243 230 95 % Public Admin 107 0 0 % Strip Malls 197 6 3 % Health Care 100 0 0 % Retail Space 195 2 1 % Wholesale Trade 91 0 0 % Storage 173 0 0 % Retail Trade 61 0 0 % Dealerships 113 0 0 % Floorplans 62 0 0 % Convenience Stores 58 0 0 % Total C&I 1,493 4 0 % Restaurants 59 0 0 % Total CRE 3,290 270 8 % Total Commercial $5,687 $277 5 % Resi Secured Business* 427 0 0 % Construction 477 3 1 % Total Real Estate $4,194 $273 7% *Reported as Consumer Loans Dollars in millions Total balances as of September 30, 2020; modified balances reflect loans with active deferrals as of October 31, 2020 Excludes PPP loans MEMBER FDIC 17

Hotels The COVID-19 pandemic is negatively impacting the hospitality industry and our hotel portfolio: Portfolio Total Modified Balance Balance 9/30/20 9/30/20 Balance $243 $230 Number 57 45 • 84% of the portfolio is with a Average Size $4.3 $5.1 Marriott, Hilton, Holiday Inn, or Hyatt chain. • Pre-COVID LTV 58% Internal Total Risk Rating Balance 9/30/20 Pass $8 Special Mention 115 Substandard 120 Total $243 Dollars in millions MEMBER FDIC 18

SBA PPP We dedicated substantial resources to the SBA PPP and approved over $550 million: Total Number of % of. Loan Size Balance(2) Loans Loans. <$50,000 $32 1,441 49.1% <$150,000 66 770 26.3% <$350,000 84 366 12.5% >$350,000 368 355 12.1% Total $550 2,932 PPP loans impacted selected ratios as below: Excluding Including Ratio PPP(1) PPP Impact Net Interest Margin (FTE)(1) 3.36% 3.29% (0.07) % ACL / total portfolio loans 1.77% 1.64% (0.13) % Nonperforming loans / loans 1.23% 1.13% (0.10) % TCE / TA 9.22% 8.64% (0.58) % Leverage Ratio 9.71% 9.11% (0.60) % Data as of September 30, 2020 Dollars in millions (1)Refer to appendix for reconciliation of non-GAAP financial measures. (2) $19.9 million forgiven through 11/12/2020 MEMBER FDIC 19

Asset Quality Nonperforming Loans / Total Loans Net Charge Offs / Average Loans 0.60%(3) 1.25% 1.13% 0.60% 1.00% 0.45% 0.76% 0.77% 0.76% 0.75% 0.30% (1) 0.25% 0.50% 0.42% Peer 0.22% 0.18% 0.18% 0.15% 0.25% Peer(1) 0.00% 0.00% (2) 2016 2017 2018 2019 3Q 2020 2016 2017 2018 2019 YTD 3Q20 Allowance for Credit Losses (4) 1.80% 1.77% 1.60% 1.40% 1.64% 1.20% Peer(1) 1.03% 1.00% 0.94% 0.98% 0.87% 0.80% 0.60% 0.40% 0.20% 0.00% 2016 2017 2018 2019 3Q 2020 (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 billion of assets through 2Q20. (2) Annualized MEMBER FDIC 20 (3) Excludes loss from customer fraud in Q2 2020, actual ratio is 1.66%. Refer to appendix for reconciliation of non-GAAP financial measures. (4) Excludes PPP loans, Refer to appendix for reconciliation of non-GAAP financial measures.

Allowance for Credit Losses After adopting CECL in 2020, we have prudently built our ACL in response to the pandemic, its impact on our customers, and the changing economic outlook: Dollars in millions Portfolio Changes: Includes balance changes, internal risk rating changes, and net charge-offs Economic/Qualitative Factors: Includes changes to the reasonable and supportable forecast and changes to qualitative factors MEMBER FDIC 21

Net Interest Income We are asset sensitive but have experienced core NIM stabilization: • Our ex-PPP NIM was stable from Q2 to Q3 • We reduced brokered deposits by $269 million in Q3 due to low-cost customer deposit growth • We significantly reduced deposit rates several times throughout Q2 and Q3 We are proactively managing our interest-bearing deposit costs: We expect favorable repricing on the following funding throughout the next nine months: Funding type Balance Rate CD maturities $838 1.38 % Long-term wholesale funding 46 2.53 % Total $884 1.44 % Data as of September 30, 2020 Dollars in millions MEMBER FDIC 22

Capital We are well-capitalized and have sufficient excess capital: Key points: • The Leverage Ratio and TCE / TA are impacted by PPP. The ex-PPP Leverage Ratio is 9.71% and TCE / TA is 9.22%. • We are taking a prudent approach to capital management, given economic uncertainty. • Our internally-run capital stress test results demonstrate that we have adequate capital cushions. • We are utilizing the five-year CECL transition for regulatory capital purposes. Data as of September 30, 2020 Dollars in millions MEMBER FDIC 23

Valuation Stock Performance Total Annualized Shareholder Return Includes reinvested dividends (Data as of 09.30.20) 1 YR 3 YR 5 YR 10 YR STBA (49.53) % (21.20) % (8.99) % 3.06 % S&P 600 Bank (31.86) % (11.70) % (0.18) % 8.00 % NASDAQ Bank (28.55) % (11.55) % 0.35% 6.63 % S&P 500 15.09% 12.25% 14.12% 13.72 % Source: Bloomberg Institutional Ownership 62.10 % Insider Ownership 2.16 % Source: NASDAQ MEMBER FDIC 24

Performance

S&T Bancorp Inc.

Performance Summary

	YTD 3Q 2020	YTD 3Q 2020 Excludes Fraud[5]	2019	2019 Excludes Merger Exp[2]	2018	2017	2017 Excludes DTA[3]
Net (Loss)Income *(in thousands)*	($3,136)	*$43,214*	$98,234	*$107,478*	$105,334	$72,968	*$86,401*
Diluted (Loss) Earnings per Share	($0.08)	*$1.11*	$2.82	*$3.09*	$3.01	$2.09	*$2.47*
Dividends Declared per Share	$0.84		$1.09		$0.99	$0.82	
Total Assets (in millions)	$9,191		$8,765		$7,252	$7,060	
Total Loans (in millions)	$7,412		$7,142		$5,949	$5,766	
Total Deposits (in millions)	$7,634		$7,037		$5,674	$5,428	
Return on Average Assets[4]	(0.05)%	*0.63 %*	1.32 %	*1.45 %*	1.50 %	1.03 %	*1.22 %*
Return on Average Equity[4]	(0.36)%	*4.91 %*	9.98 %	*10.92 %*	11.60 %	8.37 %	*9.90 %*
Return on Tangible Equity[1][4]	(0.27)%	*7.52 %*	14.41 %	*15.76 %*	17.14 %	12.77 %	*15.08 %*
Net Interest Margin (FTE)[1][4]	3.37 %		3.64 %		3.64 %	3.56 %	
Nonperforming Assets/Loans+OREO	1.17 %		0.81 %		0.83 %	0.42 %	
Allowance for Credit Losses/Total Portfolio Loans	1.64 %		0.87 %		1.03 %	0.98 %	
Net Loan Charge-offs/Average Loans[4]	1.66 %	*0.60 %*	0.22 %		0.18 %	0.18 %	
Risk Based Capital-Total	13.18 %		13.22 %		13.21 %	12.55 %	
Tangible Shareholder Equity/Tangible Assets[1]	8.64 %		9.68 %		9.28 %	8.72 %	

[1] Refer to appendix for reconciliation of non-GAAP financial measures.
[2] These are non-GAAP numbers that adjust for $11.4 million of merger related expenses in 2019. Refer to appendix for reconciliation of these non-GAAP financial measures.
[3] These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures.
[4] Annualized.
[5] These are non-GAAP numbers that adjusted for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme that was discovered during Q2 2020. Refer to appendix for reconciliation of non-GAAP financial measures.

MEMBER FDIC 25

Financial Data

S&T Bancorp Inc.

Income Statement

Dollars in thousands, except for share data	YTD 3Q 2020	YTD 3Q 2020 Excludes Fraud [1]	2019	2019 Exludes Merger Exp [2]	2018	2017	2017 Excludes DTA [3]	2016
Net Interest Income	$209,460		$246,791		$234,438	$225,733		$203,259
Noninterest Income	44,110		52,558		49,181	55,462		54,635
Total Revenue	**253,570**		**299,349**		**283,619**	**281,195**		**257,894**
Noninterest Expense	135,773		155,766		145,445	147,907		143,232
Merger Expenses	2,342		11,350	—	—	—		—
Provision for Credit Losses [4]	124,294	*65,623*	14,873	*14,873*	14,995	13,883		17,965
Net Income Before Taxes	**(8,839)**	***65,623***	**117,360**	***128,710***	**123,179**	**119,405**		**96,697**
Taxes	(5,703)	*22,409*	19,126	*21,232*	17,845	46,437	*$33,004*	25,305
Net Income	**($3,136)**	***$43,214***	**$98,234**	***$107,478***	**$105,334**	**$72,968**	***$86,401***	**$71,392**
Diluted Earnings per Share	($0.08)	*$1.11*	$2.82	*$3.09*	$3.01	$2.09	*$2.47*	$2.05

Balance Sheet

Dollars in thousands	3Q 2020	2019	2018	2017	2016
Securities	$718,169	$784,283	$684,872	$698,291	$693,487
Interest-bearing Balances	308,489	124,491	82,740	61,965	87,201
Loans, Net	7,273,870	7,080,184	5,888,023	5,709,544	5,562,437
Other	890,044	775,691	596,586	590,455	599,928
Total Assets	**$9,190,572**	**$8,764,649**	**$7,252,221**	**$7,060,255**	**$6,943,053**
Deposits	$7,633,818	$7,036,576	$5,673,922	$5,427,891	$5,272,377
Borrowings	238,850	416,352	604,316	683,081	771,164
Other Liabilities	175,789	119,723	38,222	65,252	57,556
Equity	1,142,115	1,191,998	935,761	884,031	841,956
Total Liabilities & Equity	**$9,190,572**	**$8,764,649**	**$7,252,221**	**$7,060,255**	**$6,943,053**

[1] These are non-GAAP numbers that adjusted for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme that was discovered during Q2 2020. Refer to appendix for reconciliation of non-GAAP financial measures.
[2] These are non-GAAP numbers that adjust for $11.4 million of merger related expenses in 2019. Refer to appendix for reconciliation of these non-GAAP financial measures
[3] These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures.
[4] Upon adoption of CECL on January 1, 2020, provision for credit losses has been modified to also include amounts related to unfunded loan commitments.

MEMBER FDIC 26

Financial Data

S&T Bancorp Inc.

Net Interest Margin

	YTD 3Q 2020	2019	2018	2017	2016
Securities - FTE	2.50 %	2.64 %	2.62 %	2.48 %	2.41 %
Loans - FTE	4.16 %	4.95 %	4.72 %	4.32 %	4.08 %
Total Interest-earning Assets - FTE	3.94 %	4.71 %	4.48 %	4.09 %	3.87 %
Interest-bearing Deposits	0.76 %	1.40 %	1.01 %	0.62 %	0.51 %
Borrowings	1.60 %	2.76 %	2.19 %	1.27 %	0.86 %
Total Costing Liabilities	0.81 %	1.51 %	1.18 %	0.72 %	0.55 %
Net Interest Margin (FTE)[1]	3.37 %	3.64 %	3.64 %	3.56 %	3.47 %
Purchase Accounting NIM (FTE)[1]	3.33 %	3.62 %	3.62 %	3.53 %	3.41 %

Asset Quality

Dollars in thousands	YTD 3Q 2020	2019	2018	2017	2016
Total Nonperforming Loans	$84,072	$54,057	$46,073	$23,938	$42,635
Nonperforming Loans/ Total Loans	1.13%	0.76%	0.77%	0.42%	0.76%
Nonperforming Assets/ Total Loans + OREO	1.17%	0.81%	0.83%	0.42%	0.77%
Net Charge-offs (Recoveries)[2]/Average Loans	1.66%	0.22%	0.18%	0.18%	0.25%
Allowance for Credit Losses/Total Portfolio Loans	1.64%	0.87%	1.03%	0.98%	0.94%
Allowance for Credit Losses/Nonperforming Loans	144%	115%	132%	236%	124%

Loan Portfolio

Dollars in thousands	3Q 2020	2019	2018	2017	2016
Commercial					
Commercial Real Estate	$3,290,138	$3,416,518	$2,921,832	$2,685,994	$2,498,476
Commercial & Industrial	2,042,467	1,720,833	1,493,416	1,433,266	1,401,035
Construction	477,429	375,445	257,197	384,334	455,884
Total Commercial	**5,810,034**	**5,512,796**	**4,672,445**	**4,503,594**	**4,355,395**
Consumer					
Residential Mortgage	950,887	998,585	726,679	698,774	701,982
Home Equity	537,869	538,348	471,562	487,326	482,284
Installment and Other Consumer	80,735	79,033	67,546	67,204	65,852
Construction	15,343	8,390	8,416	4,551	5,906
Total Consumer	**1,584,834**	**1,624,356**	**1,274,203**	**1,257,855**	**1,256,024**
Total Portfolio Loans	**7,394,868**	**7,137,152**	**5,946,648**	**5,761,449**	**5,611,419**
Loans held for sale	16,724	5,256	2,371	4,485	3,793
Total Loans	**$7,411,592**	**$7,142,408**	**$5,949,019**	**$5,765,934**	**$5,615,212**

Capital

	3Q 2020	2019	2018	2017	2016
Tier 1 Leverage	9.11%	10.29%	10.05%	9.17%	8.98%
Common Tier 1 – Risk-Based Capital	11.05%	11.43%	11.38%	10.71%	10.04%
Tier 1 – Risk-Based Capital	11.46%	11.84%	11.72%	11.06%	10.39%
Total – Risk-Based Capital	13.18%	13.22%	13.21%	12.55%	11.86%
Tangible Common Equity/ Tangible Assets[1]	8.64%	9.68%	9.28%	8.72%	8.23%

[1] Refer to appendix for reconciliation of non-GAAP financial measures.

[2] Annualized

MEMBER FDIC 27

Appendix Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures: 2020 2020 QTD 2019 Third Second 2Q 2020 Third Excludes Quarter Quarter Fraud Quarter Tangible Book Value (Non-GAAP) Total shareholders' equity $1,142,115 $1,135,777 $982,447 Less: goodwill and other intangible assets (382,681) (383,032) (289,538) Tax effect of other intangible assets 1,946 2,046 439 Tangible common equity (non-GAAP) $761,380 $754,791 $693,348 Common shares outstanding 39,252 39,263 34,245 Tangible book value (non-GAAP) $19.40 $19.22 $20.25 Net Income Excluding Fraud Net (loss) income ($33,072) Adjustment for provision for credit losses 58,671 Tax effect (12,321) Adjusted net income (non-GAAP) $13,278 Diluted Earnings Per Share Adjusted net income (non-GAAP) $13,278 Average shares outstanding - diluted 39,013 Diluted earnings per share (non-GAAP) $0.34 Return on Average Assets (non-GAAP) Adjusted net income (non-GAAP) (annualized) $53,404 Average total assets 9,429,719 Return on average assets (non-GAAP) 0.57 % Return on Average Shareholders' Equity (non-GAAP) Adjusted net income (non-GAAP) (annualized) $53,404 Average total shareholders' equity 1,191,020 Return on average shareholders' equity (non-GAAP) 4.48 % MEMBER FDIC 28

Appendix

S&T Bancorp Inc.

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

	2020 Third Quarter	2020 Second Quarter	QTD 2Q 2020 Excludes Fraud	2019 Third Quarter
Return on Average Tangible Equity (non-GAAP)				
Net Income (loss)	$16,705	($33,072)	($33,072)	$26,936
Nonrecurring items	—	—	58,671	—
Tax effect of nonrecurring items	—	—	(12,321)	—
Adjusted net income (non-GAAP)	$16,705	($33,072)	$13,278	$26,936
Adjusted net income (non-GAAP) (annualized)	$66,455	($133,016)	$53,404	$106,865
Plus: amortization of intangibles (annualized)	2,619	2,623	2,623	647
Tax effect of amortization of intangibles (annualized)	(550)	(551)	(551)	(136)
Net income before amortization of intangibles (annualized)	68,524	(130,944)	55,476	107,376
Average total shareholders' equity	1,145,882	1,191,020	1,191,020	973,711
Less: average goodwill and other intangible assets	(382,780)	(384,197)	(384,197)	(289,622)
Tax effect of average goodwill and other intangible assets	1,999	2,116	2,116	457
Average total shareholders' equity (non-GAAP)	765,101	808,939	808,939	684,546
Return on average tangible equity (non-GAAP)	**8.96 %**	**(16.19)%**	**6.86 %**	**15.69 %**
Net Interest Margin Rate (FTE) (Non-GAAP)				
Total interest income	$76,848	$80,479		$79,813
Less: interest expense	(7,572)	(10,331)		(18,617)
Net interest income per consolidated statements of net income	69,276	70,148		61,196
Plus: taxable equivalent adjustment	780	847		934
Net interest income (FTE) (non-GAAP)	**70,056**	**70,995**		**62,130**
Net interest income (FTE) (non-GAAP) (annualized)	**$278,701**	**$285,540**		**$246,494**
Average interest earning assets	**$8,477,074**	**$8,611,952**		**$6,816,359**
Net Interest Margin (FTE) (non-GAAP)	**3.29 %**	**3.31 %**		**3.62 %**

MEMBER FDIC 29

Appendix

S&T Bancorp Inc.

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

	2020 Third Quarter	2020 Second Quarter	QTD 2Q 2020 Excludes Fraud	2019 Third Quarter
PTPP / Average Assets (non-GAAP)				
Income (loss) before taxes	$20,028	($44,865)		$31,679
Plus: Provision for credit losses	17,485	86,759		4,913
Adjusted income before taxes (non-GAAP)	$37,513	$41,894		$36,592
Adjusted income before taxes (non-GAAP) (annualized)	$149,237	$168,497		$145,175
Average Assets	$9,293,004	$9,429,719		$7,354,873
PTPP / Average Assets (non-GAAP)	**1.61 %**	**1.79 %**		**1.97 %**
Efficiency Ratio (QTD) (non-GAAP)				
Noninterest expense	$48,246	$43,478		$37,667
Less: nonrecurring items	—	—		—
Noninterest income excluding nonrecurring items	**48,246**	**43,478**		**37,667**
Net interest income	69,276	70,148		61,196
Plus: taxable equivalent adjustment	780	847		934
Net interest income (FTE) (non-GAAP)	**$70,056**	**$70,995**		**$62,130**
Noninterest income	$16,483	$15,224		$13,063
Less: securities gains	—	(142)		—
Net interest income (FTE) (non-GAAP) plus noninterest income	**$86,539**	**$86,077**		**$75,193**
Efficiency ratio (QTD) (non-GAAP)	**55.75 %**	**50.51 %**		**50.09 %**
Net Charge-offs to Average Loans				
Net charge-offs			$68,072	
Less: fraud charge off			(58,671)	
Adjusted net charge-offs			$9,401	
Adjusted net charge-offs (annualized)			**$37,811**	
Average loans			$7,643,995	
Net charge-offs to average loans (non-GAAP)			**0.49 %**	

MEMBER FDIC 30

Appendix

S&T Bancorp Inc.

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

	YTD 3Q 2020	YTD 3Q 2020 Excludes Fraud	2019	2019 Excludes Merger Exp	2018	2017	2017 Excludes DTA	2016
Net Income excluding nonrecurring items								
Net (loss) income		($3,136)		$98,234			$72,968	
Nonrecurring items		58,671		11,350			13,433	
Tax effect of nonrecurring items		(12,321)		(2,106)			—	
Adjusted net income (non-GAAP)		**$43,214**		**$107,478**			**$86,401**	
Diluted Earnings Per Share								
Adjusted net income (non-GAAP) (annualized)		$43,214		$107,478			$86,401	
Average shares outstanding - diluted		39,101		34,679			34,955	
Diluted earnings per share (non-GAAP)		**$1.11**		**$3.09**			**$2.47**	
Return on Average Assets (non-GAAP)								
Adjusted net income (non-GAAP) (annualized)		$57,724		$107,478			$86,401	
Average total assets		9,162,380		7,435,536			7,060,232	
Plus: DTA re-measurement		—		—			589	
Average total assets (non-GAAP)		9,162,380		7,435,536			7,060,821	
Return on average assets (non-GAAP)		**0.63 %**		**1.45 %**			**1.22 %**	
Return on Average Shareholders' Equity (non-GAAP)								
Adjusted net income (non-GAAP) (annualized)		$57,724		$107,478			$86,401	
Average total shareholders' equity		1,175,384		983,908			872,130	
Plus: DTA re-measurement		—		—			589	
Average total shareholders' equity (non-GAAP)		1,175,384		983,908			872,719	
Return on average shareholders' equity (non-GAAP)		**4.91 %**		**10.92 %**			**9.90 %**	

MEMBER FDIC 31

Appendix

S&T Bancorp Inc.

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

	YTD 3Q 2020	YTD 3Q 2020 Excludes Fraud	2019	2019 Excludes Merger Exp	2018	2017	2017 Excludes DTA	2016
Return on Average Tangible Equity (non-GAAP)								
Net (loss) income	($3,136)	($3,136)	$98,234	$98,234	$105,334	$72,968	$72,968	$71,392
Nonrecurring items	—	58,671	—	11,350	—	—	13,433	—
Tax effect of nonrecurring items	—	(12,321)	—	(2,106)	—	—	—	—
Adjusted net (loss) income (non-GAAP)	($3,136)	$43,214	$98,234	$107,478	$105,334	$72,968	$86,401	$71,392
Adjusted net (loss) income (non-GAAP) (annualized)	($4,189)	$57,724	$98,234	$107,478	$105,334	$72,968	$86,401	$71,392
Plus: amortization of intangibles (annualized)	2,595	2,595	836	836	861	1,233	1,233	1,615
Tax effect of amortization of intangibles (annualized)	(545)	(545)	(176)	(176)	(181)	(432)	(432)	(565)
Net (loss) income before amortization of intangibles (annualized)	(2,139)	59,774	98,894	108,138	106,014	73,769	87,202	72,442
Average total shareholders' equity	1,175,384	1,175,384	983,908	983,908	908,355	872,130	872,130	823,607
Plus: DTA re-measurement	—	—	—	—	—	—	589	—
Less: average goodwill and other intangible assets	(383,000)	(383,000)	(298,228)	(298,228)	(290,380)	(295,937)	(295,937)	(297,377)
Tax effect of average goodwill and other intangible assets	2,116	2,116	639	639	614	1,493	1,493	1,992
Average total shareholders' equity (non-GAAP)	794,500	794,500	686,319	686,319	618,589	577,686	578,275	528,222
Return on average tangible equity (non-GAAP)	**(0.27)%**	**7.52 %**	**14.41 %**	**15.76 %**	**17.14 %**	**12.77 %**	**15.08 %**	**13.71 %**
Net Interest Margin Rate (FTE) (Non-GAAP)								
Total interest income	$244,916		$320,484		$289,826	$260,642		$227,774
Less: interest expense	(35,456)		(73,693)		(55,388)	(34,909)		(24,515)
Net interest income per consolidated statements of net income	209,460		246,791		234,438	225,733		203,259
Plus: taxable equivalent adjustment	2,477		3,757		3,804	7,493		7,043
Net interest income (FTE) (non-GAAP)	**211,937**		**250,548**		**238,242**	**233,226**		**210,302**
Purchase accounting adjustment	(2,478)		(1,048)		(1,242)	(1,839)		(2,952)
Purchase accounting net interest income (FTE) (non-GAAP)	**$209,459**		**$249,500**		**$237,000**	**$231,387**		**$207,350**
Average interest earning assets	**$8,389,976**		**$6,885,372**		**$6,549,679**	**$6,549,821**		**$6,067,151**
Net Interest Margin	3.33 %		3.58 %		3.58 %	3.45 %		3.35 %
Adjustment to FTE basis	0.04 %		0.06 %		0.06 %	0.11 %		0.12 %
Net Interest Margin (FTE) (non-GAAP)	**3.37 %**		**3.64 %**		**3.64 %**	**3.56 %**		**3.47 %**
Purchase accounting adjustment	(0.05)%		(0.02)%		(0.02)%	(0.03)%		(0.06)%
Purchase accounting NIM (FTE) (non-GAAP)	**3.32 %**		**3.62 %**		**3.62 %**	**3.53 %**		**3.41 %**

MEMBER FDIC 32

Appendix

S&T Bancorp Inc.

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

	YTD 3Q 2020	YTD 3Q 2020 Excludes PPP loans	2019	2019 Excludes Merger Exp	2018	2017	2017 Excludes DTA	2016
Efficiency Ratio (YTD) (non-GAAP)								
Noninterest expense	$138,115		$167,116		$145,445	$147,907		$143,232
Less: nonrecurring items	—		(11,350)		—	—		—
Noninterest income excluding nonrecurring items	**138,115**		**155,766**		**145,445**	**147,907**		**143,232**
Net interest income	209,460		246,791		234,438	225,733		203,259
Plus: taxable equivalent adjustment	2,477		3,757		3,804	7,493		7,043
Net interest income (FTE) (non-GAAP)	**$211,937**		**$250,548**		**$238,242**	**$233,226**		**$210,302**
Noninterest income	$44,110		$52,558		$49,181	$55,462		$54,635
Less: securities (gains) losses, net	(142)		26		—	(3,000)		—
Net interest income (FTE) (non-GAAP) plus noninterest income	**$255,905**		**$303,132**		**$287,423**	**$285,688**		**$264,937**
Efficiency ratio (YTD) (non-GAAP)	**53.97 %**		**51.39 %**		**50.60 %**	**51.77 %**		**54.06 %**
Leverage Ratio (Non-GAAP)								
Tier 1 capital		$813,100						
Adjusted average assets (GAAP basis)		8,926,213						
Less: average PPP loans		(549,250)						
Adjusted average assets (non-GAAP)		8,376,963						
Leverage ratio (non-GAAP)		**9.71 %**						
PTPP/Average loans (Non-GAAP)								
(Loss) income before taxes	($8,839)		$117,360	$117,360	$123,179	$119,405		$96,697
Add: merger related expenses	—		—	11,350	—	—		—
Add: provision for credit losses	124,294		14,873	14,873	14,995	13,883		17,965
Total adjusted income before taxes (non-GAAP)	115,455		132,233	143,583	138,174	133,288		114,662
Total adjusted income before taxes (non-GAAP) (annualized)	154,221		132,233	143,583	138,174	133,288		114,662
Average assets	9,162,380		7,435,536	7,435,536	7,035,376	7,060,232		6,588,255
PTPP / Average Assets (non-GAAP)	**1.68 %**		**1.78 %**	**1.93 %**	**1.96 %**	**1.89 %**		**1.74 %**

MEMBER FDIC 33

Appendix

S&T Bancorp Inc.

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

	YTD 3Q 2020	YTD 3Q 2020 Excludes PPP loans	2019	2019 Excludes Merger Exp	2018	2017	2017 Excludes DTA	2016
Allowance for Credit Losses /Total Portfolio Loans (Non-GAAP)								
Allowance for credit losses		$120,998						
Total portfolio loans (GAAP basis)		7,394,868						
Less: PPP loans		(550,067)						
Adjusted portfolio loans (non-GAAP)		6,844,801						
ACL/Total Portfolio Loans (non-GAAP)		**1.77 %**						
Nonperforming Loans/Total Loans (Non-GAAP)								
Nonperforming loans (GAAP basis)		$84,072						
Total loans (GAAP basis)		7,411,592						
Less: PPP loans		(550,067)						
Adjusted total loans (non-GAAP)		6,861,525						
Nonperforming loans/total loans (non-GAAP)		**1.23 %**						
Tangible Shareholders' Equity/Tangible Assets (Non-GAAP)								
Total shareholders' equity (GAAP basis)	$1,142,115	$1,142,115	$1,191,998		$935,761	$884,031		$841,956
Less: goodwill and other intangible assets	(383,000)	(383,000)	(382,540)		(290,047)	(295,347)		(296,580)
Tax effect of other intangible assets	2,116	2,116	2,293		546	1,287		1,719
Tangible shareholders' equity (non-GAAP)	$761,231	$761,231	$811,751		$646,260	$589,971		$547,095
Total assets (GAAP basis)	9,190,572	9,190,572	8,764,649		7,252,221	7,060,255		6,943,053
Less: PPP loans	—	(550,067)	—		—	—		—
Less: goodwill and other intangible assets	(383,000)	(383,000)	(382,540)		(290,047)	(295,347)		(296,580)
Tax effect of other intangible assets	2,116	2,116	2,293		546	1,287		1,719
Tangible assets (non-GAAP)	8,809,688	8,259,621	8,384,402		6,962,720	6,766,195		6,648,192
Tangible shareholders' equity/tangible assets (non-GAAP)	**8.64 %**	**9.22 %**	**9.68 %**		**9.28 %**	**8.72 %**		**8.23 %**

MEMBER FDIC 34

Third Quarter 2020 MEMBERMEMBER FDIC FDIC